PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
           (FORMERLY PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT)

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
          (FORMERLY PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT)

                        PHL VARIABLE ACCUMULATION ACCOUNT

            PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

    SUPPLEMENT DATED SEPTEMBER 18, 2001 TO PROSPECTUSES DATED MARCH 30, 2001

                         PROPOSED SUBSTITUTION OF FUNDS

The following information is important to you if you have account value allocated to the Phoenix-Federated U.S. Government Bond Series ("Phoenix-Federated Fund") subaccount. We are asking the Securities and Exchange Commission ("SEC") to approve our proposal to substitute shares of the Federated Fund for U.S. Government Securities II ("Federated Fund") for shares of the Phoenix-Federated Fund that are held under your Contract (the "Substitution").

We believe that this Substitution will be in your best interest because the Federated Fund invests in similar types of securities as the Phoenix-Federated Fund, but is much larger and is expected to have a slightly lower expense ratio than the Phoenix-Federated Fund.

You should note that:

        o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.
        o The elections you have on file for allocating your retirement account value and contributions will remain unchanged until you direct us otherwise.
        o We will bear all expenses directly relating to the Substitution transaction.
        o The investment advisory fees for the Federated Fund will be the same as those for the Phoenix-Federated Fund, while the expense ratio of the Federated Fund is expected to be slightly lower than that of the Phoenix-Federated Fund.
        o On the effective date of the Substitution transaction, your account value will be the same as before the transaction.
        o    The Substitution will have no tax consequences for you.

Please review the Federated Fund prospectus which is part of the Phoenix Outside Funds Prospectus (Book 2 of 2) that you have already received. It contains more information about the Federated Fund that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed later this year or early next year. It will affect everyone who has amounts invested in the Phoenix-Federated Fund at that time.

Of course, you may transfer your account value among the investment options, as usual. Affected Contract owners and participants (i.e., those Contract owners or participants who have contract value allocated to the Phoenix-Federated Fund subaccount) may, prior to the Substitution, transfer assets from the Phoenix-Federated Fund subaccount to another subaccount available under their Contract and, for thirty days after the Substitution, transfer assets from the Federated Fund subaccount to another subaccount available under their Contract, in both cases without the imposition of any transfer charge or limitation and without diminishing the number of free transfers that may be made in a given contract year.

We will notify affected Contract owners when the Substitution is complete.




189489.1.03